CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust of our report dated October 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset U.S. Treasury Reserves’ Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust of our report dated October 18, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Government Reserves’ Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust of our report dated October 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Prime Obligations Money Market Fund’s Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust of our report dated October 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset New York Tax Free Money Market Fund’s Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust of our report dated October 18, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Tax Free Reserves’ Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Money Market Trust

We consent to the use of our reports dated October 17, 2017 with respect to the financial statements of Western Asset U.S. Treasury Reserves, October 18, 2017 with respect to the financial statements of Western Asset Government Reserves, October 19, 2017 with respect to the financial statements of Western Asset Prime Obligations Money Market Fund and Western Asset New York Tax Free Money Market Fund, and October 20, 2017 with respect to the financial statements of Western Asset Tax Free Reserves, each a series of the Legg Mason Partners Money Market Trust, as of August 31, 2017, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

December 18, 2018